SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 26, 2006

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 26, 2006, Boston Private Financial Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2006. On July 27, 2006, the Company held its second-quarter financial results conference call. The full text of the press release, the investor materials furnished in connection with the conference call and the transcript of the conference call are furnished with this Current Report on Form 8-K as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively.

Item 9.01	Exhibits

(d)	Exhibits.

99.1    Press Release of the Company dated July 26, 2006.

99.2    Investor materials furnished in connection with the Company’s second quarter financial results conference call, presented on July 27, 2006.

99.3    Transcript of the Company’s second quarter financial results conference call, presented on July 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:	/s/ Walter M. Pressey
Name: Walter M. Pressey Title President

Date: August 1, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated July 26, 2006.

99.2	Investor materials furnished in connection with the Company’s second quarter financial results conference call, presented on July 27, 2006.

99.3	Transcript of the Company’s second quarter financial results conference call, presented on July 27, 2006.